                              DECLARATION OF TRUST

                                       OF

                       JOHN HANCOCK VARIABLE SERIES TRUST

                             DATED February 21, 1988

Filed                                   City Clerk's Office
February 25, 1988                       February 25, 1988
Secretary of State                      City of Boston
Corporation Division

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     DECLARATION OF TRUST made on February 21, 1988, by Barry L. Shemin and
Henry D. Shaw ("Trustees") in the City of Boston, Commonwealth of Massachusetts.

     WHEREAS, the Trustees desire to establish a trust to carry on the business of an investment company; and

     WHEREAS, the Trustees desire that Trust be authorized to issue shares of beneficial interest in separate series, each series to be a Portfolio of the Trust, as hereinafter provided; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust as hereinafter provided.

     NOW THEREFORE, the Trustees hereby declare that all money and property contributed to the trust established hereunder and all proceeds thereof shall be held and managed in trust for the pro rata benefit of the holders from time to time, of the shares of beneficial interest in this Trust and subject to the provisions hereof.

                                   ARTICLE I
                                   ---------

                           NAME, TYPE, AND DEFINITIONS
                           ---------------------------

     Section 1.1 Name. This Trust shall be known as John Hancock Variable Series
                 ----
Trust I and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

     Section 1.2. Type of Trust. The Trust shall be of the type commonly termed
                  -------------
a Massachusetts business trust. It shall be operated as an open-end management investment company of the series type registered with the Commission under the 1940 Act.

     Section 1.3. Definitions. Wherever used herein, unless otherwise
                  -----------
specifically provided:

     (a) "ByLaws" shall mean the ByLaws of the Trust as amended from time to time;
     (b)  "Commission" shall have the meaning given it in the 1940 Act;
     (c) "Declaration" shall mean this Declaration of Trust as amended or restated from time to time;
     (d) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, and as, in effect, modified by exemptive orders, all as amended from time to time;
     (e) "Portfolio" refers to a series of Shares established and designated under or in accordance with the provisions of Article III;
     (f)  "Shareholder" means a record owner of Shares;
     (g) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Portfolio of the Trust (as the context may require) shall be divided from time to time;
     (h) "Trust" refers to the Massachusetts business trust established by this Declaration, as amended from time to time, inclusive of each and every Portfolio established hereunder; and
     (i) "Trustees" refers to the Trustees of the Trust and of each Portfolio hereunder named herein or elected in accordance with Article II.

                                   ARTICLE II
                                   ----------

                                    TRUSTEES
                                    --------

     Section 2.1 Number of Trustees. The number of Trustees shall be not less
                 ------------------
than three nor more than nine. The initial Trustees shall be Barry L. Shemin, Henry D. Shaw, Frank J. Zeo, Joseph Kiebala, Jr., and William H. Dykstra. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase or decrease the number of Trustees but not to a number less than three at any time after the first annual meeting of the Shareholders. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 2.4.

     Section 2.2 Election and Term. At the first meeting of Shareholders, the
                 -----------------
Shareholders shall elect Trustees to replace, or in addition to, those named above. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust until the next annual meeting of the Shareholders and until the successor is elected and has qualified, unless such Trustee sooner dies, resigns, or is removed. Trustees shall be elected at any annual or special meeting of Shareholders by a majority of the votes.

     Section 2.3 Resignation and Retirement. Any Trustee may resign his trust or
                 --------------------------
retire as a Trustee at any time by delivering a written instrument to a meeting of the Trustees or otherwise as specified in the Declaration. Any such resignation or retirement shall take effect at the time specified in writing or, if not specified, upon receipt.

     Section 2.4 Removal. Any Trustee may be removed as a Trustee, either for
                 -------
cause or without cause, at any meeting of Shareholders by an affirmative vote or a majority of the outstanding shares entitled to vote for the election of Trustees.

     Section 2.5 Vacancies. Subject to compliance with Sections 10(e) and 16(a)
                 ---------
of the 1940 Act, any vacancies occurring among the Trustees other than by reason of an increase in the number of Trustees may be filled by the affirmative vote of a majority of the remaining Trustees, even though such a majority is less than a quorum, provided that immediately after filling such vacancy, at least two-thirds of the Trustees then remaining shall have been elected by the Shareholders. In the event that at any time, other than the time preceding the first annual meeting of Shareholders, less than a majority of the Trustees holding office at that time were elected by the Shareholders, a meeting of the Shareholders shall be held promptly and in any event within 60 days (unless the Commission shall by order extend such period) for the purpose of electing Trustees to fill any existing vacancies.

     Section 2.6 Effect of Death, Resignation, etc. The death, resignation,
                 ---------------------------------
retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

     Section 2.7 Powers of Trustees. Subject to the provisions of this
                 ------------------
Declaration, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust.

     Without limiting the foregoing, the Trustees may: adopt bylaws not inconsistent with this Declaration providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such bylaws do not reserve that right to the Shareholders; establish Portfolios, each such Portfolios to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, and provide for the compensation of all of the foregoing; appoint from their own number, and terminate any one or more committees consisting of two or more Trustees, which may, subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; employ one or more advisers, administrators, depositories, and custodians and may authorize any depository or custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instrument, retain transfer, dividend, or accounting or Shareholder servicing agents; provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters, or otherwise, and set record dates or times for the determination of Shareholders with respect to various matters; compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants, and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general, delegate to any officer of the Trust, to any committee of the Trustees, and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of business and affairs of the Trust, including without limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

     Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust and each separate Portfolio established hereunder:

     (a) Investments. To invest and reinvest cash and other property, and to
         -----------
     hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to Investments by Trustees;

     (b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage,
         ---------------------
     hypothecate, write options on, and lease any or all of the assets of the Trust;

     (c) Ownership Powers. To vote or exercise any rights of ownership with
         ----------------
     respect to stock or other securities, debt instruments, or property, and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instrument or property as the Trustees shall deem proper;

     (d) Subscription. To exercise powers and rights of subscription or
         ------------
     otherwise which in any manner arise out of ownership of securities or debt instruments;

     (e) Form of Holding. To hold any security, debt instrument, or property in
         ---------------
     a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees, the Trust, any Portfolio, a custodian, a subcustodian, a depository, or otherwise;

     (f) Reorganization, etc. To consent to or participate in any plan for the
         -------------------
     reorganization, consolidation, or merger of any corporation or issuer which has or had any security or debt instrument held in the Trust, and to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

     (g) Voting Trusts, etc. To join with other holders of any securities or
         ------------------
     debt instruments to deposit any security or debt instrument with, or transfer any security or debt Instrument to, a committee, depository, or trustee, and to delegate to them such power and authority with relation to any security or debt instrument as the Trustees shall deem proper, and to pay such expenses and compensation of such committee, depository, or trustee as the Trustees shall deem proper;

     (h) Compromise. To compromise, arbitrate, or otherwise adjust claims in
         ----------
     favor of or against the Trust or any matter in controversy, including but not limited to claim for taxes;

     (i) Partnerships, etc. To enter into joint ventures, general or limited
         -----------------
     partnerships, and any other combinations or associations;

     (j) Borrowing and Security. To borrow funds and to mortgage and pledge the
         ----------------------
     assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

     (k) Guarantees, etc. To endorse or guarantee the payment of any notes or
         ---------------
     other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment such contracts; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

     (l) Insurance. To purchase and pay for entirely out of Trust Property
         ---------
     insurance policies insuring the Shareholders, Trustees, officers, employees and agents of the Trust, the investment adviser, the distributor and dealers or independent contractors of the Trust against all claims and liabilities of every nature arising by reason of holding or having held any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not constituting negligence and whether or not the Trust would have the power to indemnify such person against such liability;

     (m) Pensions. To establish and carry out pension, profit-sharing, share
         --------
     purchase, share bonus, savings, thrift and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

     (n) Indemnification. To the extent permitted by law and determined by the
         ---------------
     Trustees, to indemnify any person with whom the Trust has dealings, including, without limitation, the Shareholders, the Trustees, the officers, employees, and agents of the Trust.

     (o) Dividends. To declare (from interest, dividends or other income
         ---------
     received or accrued) dividends and distributions on the Shares and to credit the dividends and distributions to the accounts of Shareholders, or to accrue income to the account of Shareholders, on such dates as the Trustees may determine (such dividends, distributions, or accruals being payable in cash, property, or Shares at such intervals as the Trustees may determine at any time in advance of such payment whether or not the amount of such dividend of distribution can be calculated at the time of such declaration); to establish record or payment dates for dividends or distributions on any basis, including the power to establish a number of record or payment dates subsequent to the declaration of any dividend or distribution; and to establish the same payment date for any number of dividends or distributions declared prior to such date.

     (p) Other powers. - To take such other actions as are authorized or
         ------------
     required to be taken by the Trustees to operate and carry on the business of an investment company.

     Section 2.8 Certain Contracts. Subject to compliance with the provisions of
                 -----------------
the 1940 Act, the Trustees may, at any time and from time to time, enter into one or more contracts with any corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals (a "Contracting Party"), to provide for the performance and assumption of some or all of the following services, duties, and responsibilities set forth below as the Trustees may determine appropriate:

          (a)  Advisory. Subject to the general supervision of the Trustees and
               --------
               in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Portfolio of the Trust (as that phrase is defined in subsection (a) of Section 3.2), to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

          (b)  Administration. Subject to the general supervision of the
               --------------
               Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust, and to provide all or any part of the administrative and clerical personnel, office space, and office equipment and services appropriate for the efficient administration and operations of the Trust;

          (c)  Distribution. To distribute the Shares, of the Trust, to be
               ------------
               principal underwriter of such Shares, and act as agent of the Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

          (d)  Custodian and Depository. To act as depository for and to
               ------------------------
               maintain custody of the property of the Trust and accounting records in connection therewith;

          (e)  Transfer and Dividend Disbursing Agency. To maintain records of
               ---------------------------------------
               the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and the instructions of any particular Shareholder to reinvest any such dividends;

          (f)  Shareholder Servicing. To provide service with respect to the
               ---------------------
               relationship of the Trust and its Shareholders, records with respect to Shareholders, their Shares, and similar matters; and

          (g)  Accounting. To handle all or any part of the accounting
               ----------
               responsibilities, whether with respect to the Trust's properties, Shareholders, or otherwise.

     The same person may be the Contracting Party for some or all of the services described above, not inconsistent with the standard of duty of and the rights of indemnification as described in the 1940 Act. Nothing herein shall prevent the Trust or a Contracting Party from entering into sub-contractual arrangements relating to any of the matters referred to in Sections 2.8(a) through (g) hereof.

     Section 2.9. Payment of Trust Expenses and Compensation of Trustees.
                  ------------------------------------------------------

     The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, without limitation, certain expenses, fees, charges, taxes, and liabilities incurred or arising in connection with the Trust, including:

          (a) the expenses associated with printing, producing, and mailing to existing insurance contract owners annual and semi-annual reports to Shareholders;
          (b) the expenses associated with printing, producing, and mailing to existing insurance contract owners proxy ballots and proxy statements for annual meetings of Shareholders;
          (c)  custodian fees;
          (d)  auditing fees;
          (e)  investment advisory fees;
          (f) all taxes, including issuance and transfer taxes and reserves for taxes payable by the Trust to federal, state, or other governmental agencies;
          (g)  interest payable on the Trust's borrowings; and
          (g) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Trust in connection with legal claims and liabilities.

     Section 2.10. Ownership of Assets of the Trust. Title to all the assets of
                   --------------------------------
the Trust shall at all times be considered to as vested in the Trustees.

                                   ARTICLE III
                                   -----------

                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

     Section 3.1. Beneficial Interest. The beneficial interest in the Trust
                  -------------------
shall be divided into Shares without par value. Each Share shall represent an equal proportionate interest in the Trust with each other Share and none shall have priority or preference over another except as otherwise set forth herein. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. The number of shares of beneficial interest authorized hereunder is unlimited.

     Section 3.2. Portfolios. The Trustees shall have the exclusive authority,
                  ----------
without the requirement of Shareholder approval, to establish and designate such separate and distinct Portfolios, and to fix and determine the relative rights and preferences as between the shares of the separate Portfolios.

     Without limiting the authority of the Trustees set forth above to establish and designate further Portfolios, the Trustees hereby establish and designate five initial Portfolios: (i) the "Stock," (ii) the "Bond," (iii) the "Money Market," (iv) the "Aggressive Stock," and (v) the "Total Return" Portfolios.

     In addition, the Trustees are hereby expressly granted authority to change the designation of any Portfolio, create additional Portfolios, or terminate any Portfolios. Each Share of a Portfolio shall have equal rights with each other Share of that Portfolio with respect to the assets of the Trust pertaining to that Portfolio.

     Section 3.3. Preferences and Rights. All persons who shall acquire Shares
                  ----------------------
of a Portfolio shall acquire the Shares subject to the provisions of this Declaration and the Bylaws as they may exist from time to time. The Shares of the established Portfolios and any future Portfolio that may from time to time be established by the Trustees (unless provided otherwise by the Trustees) shall have the following relative preferences and rights:

     (a)  Preferences
          -----------

          (1) Assets Belonging to Classes. All consideration received by the
              ---------------------------
          Trust for the issue or sale of Shares of a particular Portfolio and all assets in which such consideration is invested or reinvested; all income, earnings, profits, and proceeds thereof; and any funds or payments derived from any reinvestment of such proceeds shall irrevocably belong to that Portfolio for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, together with any General Items allocated to that Portfolio as provided in the following sentence, are herein referred to as "assets belonging to" that Portfolio. If there are any assets, income, earnings, profits (and proceeds thereof), funds, or payments which are not readily identifiable as belonging to any particular Portfolio (collectively, "General Items"), such General Items shall be allocated by the Trustees to any one or more of the Portfolios established by the Trustees in such manner and on such basis as the Trustees, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular Portfolio shall belong to that Portfolio.

          (2) Liabilities Belonging to Class. The assets belonging to each
              ------------------------------
          particular Portfolio shall be charged with the liabilities of the Trust with respect to that Portfolio and all expenses, costs, charges, and reserves attributable to that Portfolio. Any general liabilities, expenses, costs, charges, or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio shall be allocated by the Trustees to any one or more of the Portfolios established by the Trustees. The liabilities, expenses, costs, charges, and reserves allocated and so charged to a Portfolio are herein referred to as "liabilities belonging to" that Portfolio.

     (b)  Dividends and Distributions Rights.
          ----------------------------------

     The Trustees may from time to time declare and pay dividends or distributions in stock, property, or cash, on any or all Portfolios of stock. The amount and payment of such dividends and distributions shall be wholly in the discretion of the Trustees. After liabilities belonging to a particular Portfolio have been provided for, dividends may be accrued daily or otherwise, pursuant to a resolution or resolutions of the Trustees.

     All dividends or distributions on Shares of a particular Portfolio shall be paid only out of available assets determined by the Trustees as belonging to such Portfolio. All dividends and distributions on Shares of a particular Portfolio shall be distributed pro rata to the holders of that Portfolio in proportion to the number of Shares of that Portfolio held by such holders at the date and time established for the payment of such dividends or distributions, except that, in connection with any dividend or distribution program or procedure, the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure.

     The Trust intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, or any successor or comparable statute thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the Trustees shall have the power, in their sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Trustees, to enable the Trust to qualify as a regulated investment company and to avoid liability of the Trust for federal income tax that year. However, nothing in the foregoing shall limit the authority of the Trustees to make distributions greater than the amount necessary to qualify as a regulated investment company and to avoid liability of the Trust for such tax. To the extent that a net capital loss for a fiscal year in one Portfolio of Shares offsets net capital gains from one or more of the other Portfolios, the amount to be deemed available for distribution to the Portfolio or Portfolios with the net capital gain may be reduced by the amount offset.

     (c)  Liquidation Rights.
          ------------------

               (i)  Liquidation of Corporation. In the event of the liquidation
                    --------------------------
                    or dissolution of the Trust or of any Portfolio, the Shareholders of each Portfolio shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The Shareholders of any Portfolio shall not be entitled to any distribution upon liquidation of any other Portfolio. The assets distributable to the Shareholders of any particular Portfolio shall be distributed among the Shareholders in proportion to the number of Shares of that Portfolio held by them and recorded on the books of the Trust.

               (ii) Liquidation of Portfolio or Transfer of Assets Among
                    ----------------------------------------------------
                    Portfolios. The Trustees, by majority vote, may liquidate
                    ----------
                    any Portfolio or transfer the assets of any Portfolio to any other Portfolio. Upon any transfer, the Trust shall issue Shares representing beneficial interests in the Portfolio to which the assets were transferred in exchange for all Shares of beneficial interests in the Portfolio from which the assets were transferred. Such Shares shall be exchanged at their respective net asset values.

(d) Voting Rights. The holder of each Share of the Trust shall be entitled to
    -------------
one vote for each full Share, and a fractional vote for each fractional Share, irrespective of the Portfolio, then standing in such holder's name on the books of the Trust. On any matter submitted to a vote of Shareholders, all Shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Portfolio except:

     (i) when otherwise expressly required by the 1940 Act or by statute, Shares shall be voted by individual Portfolio and no aggregate vote shall be required; and

     (ii) only Shares of a particular Portfolio shall be entitled to vote on matters which, in the judgment of the Trustees, concern only that Portfolio.

     Except as otherwise specifically provided by the 1940 Act, this Declaration, or the Bylaws, all matters shall be decided by a vote of the majority of the votes validly cast.

(e) Redemption Rights. Each holder of Shares of a particular Portfolio shall
    -----------------
have the right to require the Trust to redeem all or any part of the Shares of that Portfolio standing in the name of such holder on the books of the Trust at the then current redemption price per share. The Trust shall redeem all Shares tendered to it for redemption at the then current redemption price of such Shares, subject to the right of the Trustees to suspend the right of redemption of Shares stock of the Trust or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of Shares of the Trust shall be the net asset value as determined by, or under the direction of, the Trustees in accordance with the provisions of applicable law, less such redemption fee or other charge, as may be fixed by resolution of the Trustees. Redemption shall be conditioned on the Trust having funds legally available. Payment of the redemption price shall be made in cash by the Trust at such time and in such manner as may be determined by the, Trustees, except Shares of any Portfolio may be redeemed with the assets, other than cash, of the Portfolio to which the it relates if the Trustees deem such action desirable.

(f) Conversion Rights. Subject to compliance with the requirements of the 1940
    -----------------
Act, the Trustees shall have the authority to provide that holders of Shares of any Portfolio shall have the right to convert their Shares into Shares of one or more other Portfolios of Shares in accordance with such requirements and. procedures as may be established by the Trustees.

Section 3.4. Other Provisions.
             ----------------

(a) Fractional Shares. The Trust may issue Shares in fractional denominations to
    -----------------
the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having, proportionate to the fractions represented, all the rights of whole Shares. Wherever the words "Share" or "Shares" are used in this Declaration or in the Bylaws, they shall be deemed to include fractions of Shares.

(b) Net Asset Value Per Share. The net asset value per share of any Portfolio
    -------------------------
shall be the quotient obtained by dividing the value of the net assets of that Portfolio, (the value of the assets belonging to that Portfolio less the liabilities belonging to that Portfolio) by the total number of Shares outstanding of that Portfolio, as determined by, or under the direction of, the Trustees in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

     The Trustees may determine to maintain the net asset value per share of any Portfolio at a designated constant dollar amount and thus may adopt procedures, not inconsistent with the 1940 Act, to declare, pay, and credit as dividends daily the net income of the Trust attributable to that Portfolio. Such procedures may provide that, in the event of any loss, each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Portfolio his pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that Portfolio to be maintained, after reflecting the loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in any Portfolio with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

     (c) Equality. All Shares of each particular Portfolio shall represent an
         --------
equal proportionate interest in the assets belonging to that Portfolio (subject to the liabilities belonging to that portfolio), and each Share of any particular Portfolio shall be equal to each other Share of that Portfolio. The Trustees may from time to time divide or combine the Shares of any particular Portfolio into a greater or lesser number of Shares of that Portfolio without thereby changing the proportionate beneficial interest in the assets belonging to that Portfolio or in any way affecting the rights of outstanding Shares of any other Portfolio.


                                   ARTICLE IV
                                   ----------
                                ISSUANCE OF STOCK
                                -----------------

     Section 4.1. Issuance of Shares. The Trustees are authorized to issue and
                  ------------------
sell from time to time (without the necessity of offering to existing Shareholders) all or any authorized but unissued Shares of the Trust or Shares in the Trust's treasury, for cash or any other lawful consideration and on any terms consistent with the provisions of law, this Declaration, and the Bylaws at the time in force, provided, however, that in no event shall the Shares of the Trust having a par value be issued or sold for a consideration less than the par value of the Shares and, provided further, that in no event shall any Shares of the Trust be issued or sold for a consideration (which shall be net to the Trust after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold.

     Section 4.2. Register of Shares. A register shall be kept at the principal
                  ------------------
office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trust as shall keep the register.

     Section 4.3 Transfer of Shares. Shares shall be transferable, on the
                 ------------------
records of the Trust upon delivery to the Trust or the Transfer Agent of appropriate evidence of assignment, transfer, succession, or authority to transfer. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Trustees, the Transfer Agent, and the officers, employees and agents of the Trust shall not be entitled or required to treat the assignee or transferee of any Share as the absolute owner thereof for any purpose, and accordingly shall not be bound to recognize any legal, equitable, or other claim or interest in such Share on the part of any Person, other than the holder of record, whether or not any of them shall have express or other notice of such claim or interest.

                                    ARTICLE V
                                    ---------
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS
                    ----------------------------------------

Section 5.1. Voting Powers. The Shareholders shall have power to vote only:
             -------------

(a)  for the election of Trustees;
(b) with respect to any investment advisory or management contract entered into;
(c)  with respect to any termination of the Trust;
(d) with respect to any amendment of this Declaration of Trust, except as noted herein;
(e)  with respect to any merger, consolidation or sale of assets of the Trust;
(f)  with respect to incorporation on the Trust;
(g) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and

     (h) with respect to such additional matters relating to the Trust as may be required by this Declaration or the ByLaws or by reason of the registration of the Trust or the Shares with the Commission or any State or by any applicable law or any regulation or order of the Commission or any State or as the Trustees may consider necessary or desirable.

     Each whole share shall be entitled to one vote as to any matter on which Shareholders are entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. A majority of the Shares voted shall decide any questions, except when a different vote is specified by applicable law, any provision of the Bylaws or this Declaration. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by Proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders (including the right to authorize an amendment to this Declaration) and may take any action required by law, the ByLaws, or this Declaration to be taken by Shareholders. The ByLaws may include further provisions for Shareholders' votes and related matters.

     Section 5.2. Meetings. No annual or special meetings of Shareholders are
                  --------
required. Annual meetings may be held on the date fixed in the ByLaws for the purpose of reelecting Trustees or electing new Trustees to succeed those Trustees in office or to fill vacancies, ratifying or rejecting the independent public accountants selected for the current year, and transacting any other business as may be specified by the Trustees.

     Special meetings of Shareholders may be called from time to time by the Trustees, or otherwise as provided in the ByLaws, for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. A special meeting of Shareholders may also be called at any time upon the written request of a holder or the holders of not less than 25% of all of the Shares entitled to be voted at such meeting, provided that the
                                                    --------
Shareholder or Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholder or Shareholders.

     Written notice of any annual or special meeting of Shareholders shall be given by the Trustees personally or by mailing such notice at least ten days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust.

     Section 5.3. Action Without a Meeting. Any action which may be taken by
                  ------------------------
Shareholders may be taken without a meeting if such proportion of Shareholders as is required to vote for approval of the matter by law, the Declaration, or the Bylaws consents to the action in writing and the written consents are filed with the records of Shareholders' meetings. Such consents shall be treated for all purposes as a vote taken at a Shareholders' meeting.

     Section 5.4. Record Date. The Trustees may fix, in advance, a date as the
                  -----------
record date for the purpose of determining Shareholders entitled to notice of any Shareholders' meeting, to receive payment of any dividend or distribution, or to make a determination of Shareholders for any other proper purpose. Such date shall be not more than sixty-five and, in the case of a Shareholders' meeting, not less than ten days prior to the date on which the particular action requiring such determination of Shareholders is to be taken.

     Section 5.5. Quorum and Required Vote. A majority of the Shares entitled to
                  ------------------------
vote shall be a quorum for the transaction of business at a Shareholders meeting, but any lesser number shall be a sufficient quorum to vote for adjournment. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present, shall decide any questions except when a different vote is required or permitted by this Declaration, the ByLaws, any provision of the 1940 Act, or other applicable law.

     Section 5.6. Inspection of Records. The records of the Trust shall be open
                  ---------------------
to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

     Section 5.7. Additional Provisions. The Bylaws may include further
                  ---------------------
provisions for Shareholders votes and meetings and related matters not inconsistent with the provisions hereof.


                                   ARTICLE VII
                                   -----------

                    LIMITATION OF LIABILITY; INDEMNIFICATION
                    ----------------------------------------

     Section 6.1. No Personal Liability of Shareholders, Trustees, Etc. No
                  ----------------------------------------------------
Shareholder shall be subject to any personal liability whatsoever in connection with Trust Property or the acts, obligations or affairs of the Trust. All Persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     Section 6.2. Execution of Documents; Notice; Apparent Authority. Every
                  --------------------------------------------------
note, bond, contract, instrument, certificate, or any undertaking executed by or on behalf of the Trust or the Trustees in connection with the Trust shall be deemed to have been executed only in his, her or their capacity as Trustee or Trustees, and such Trustees or Trustee shall not be personally liable thereon. Every note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts and shall state that the obligations of such instruments are not binding upon any of the Trustees, Shareholders, officers, employees, or agents of the Trust individually but are binding only upon the assets and property of the Trust. The omission of such statement shall not operate to bind any Trustees, Shareholders, officers, employees or agents of the Trust individually. No purchaser, lender, transfer agent or other person dealing with the Trustees or any officer, employee, or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, employee, or agent.

     Section 6.3. Indemnification of Trustees. The Trust shall indemnify any
                  ---------------------------
Trustee made a party to any proceeding by reason of service in that capacity, if the Trustee (a) acted in good faith and (b) reasonably believed, (l) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify any Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful.

     Indemnification shall be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the Trustee in connection with the proceeding. However, if the proceeding was one by, or in the right of the Trust, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the Trustee shall have been adjudged to be liable to the Trust. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the Trustee did not meet the requisite standard of conduct set forth in this Section.

     Section 6.4. Disabling Conduct. Nothing contained in the Article shall be
                  -----------------
construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office (hereinafter called "Disabling Conduct"). The means for determining whether indemnification shall be made shall be

     (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, or

     (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts that such person was not liable by reason of the Disabling Conduct, made

          (a) by the vote of a majority of a quorum of the Trustees who are neither "interested persons" of the Trust (as defined in the 1940
               Act) nor parties to the proceeding or
          (b)  by an independent legal counsel in a written opinion.

     Section 6.5. No Indemnification of Trustee Liable for Improper Personal
                  ----------------------------------------------------------
Benefits. A Trustee may not be indemnified under Section 6.3 in respect of any
--------
proceeding charging improper personal benefit to the Trustee whether or not involving action in the Trustee's official capacity, in which the Trustee was adjudged to be liable on the basis that personal benefit was improperly received.

     Section 6.6. Required Indemnification Against Expenses Incurred in
                  -----------------------------------------------------
Successful Defense. Unless otherwise limited by this Declaration, a trustee who
------------------
has been successful on the merits or otherwise, in the defense of any proceeding referred to in Section 6.3 shall be indemnified against reasonable expenses incurred by the Trustee in connection with the proceeding.

     Unless otherwise limited by this Declaration, if a court of appropriate jurisdiction shall so order, upon application of a Trustee and such notice as the court shall require, the Trust shall pay indemnification in the following circumstances:

          (i) If the court determines the Trustee is entitled to reimbursement under the first paragraph of this Section, the Trustee shall, be entitled to recover the expenses of securing such reimbursement; or

          (ii) If the court determines that the Trustee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Trustee has met the standards of conduct set forth in Section 6.3 or has been adjudged liable under the circumstances described in Section 6.4, the Trust shall pay such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged in the circumstances described in Section 6.4 shall be limited to expenses.


     Unless otherwise limited by this Declaration, a court of appropriate jurisdiction may be the same court in which the proceeding involving the Trustee's liability took place.

     Section 6.7. Determination That Indemnification is Proper. Indemnification
                  --------------------------------------------
under Section 6.3 may not be made by the Trust unless authorized in the specific case after a determination has been made that indemnification of the Trustee is permissible in the circumstances because the Trustee has met the standard of conduct set forth in Section 6.3.

          Such determination shall be made:

          (1) By the Board of Trustee by a majority vote of a quorum consisting of Trustees not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more Trustees not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated Trustees who are parties may participate;

          (2) By special legal counsel selected by the Board of Trustees or a committee of the Board by vote as set forth in (1), above, or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which Trustees who are parties may participate; or

          (3)  By the shareholders.

     Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subsection (2), above, for selection of such counsel.

     Shares held by Trustees who are parties to the proceeding may not be voted on the subject matter under this Section.

     Section 6.8. Payment of Expenses in Advance of Final Disposition of Action.
                  -------------------------------------------------------------
Reasonable expenses incurred by a Trustee or officer who is a party to a proceeding, may be paid or reimbursed by the Trust in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under this Article, upon receipt by the Trust of: (a) a written affirmation by the Trustee of the Trustee's good faith belief that the standard of conduct necessary for indemnification by the Trust as authorized in this Article has been met; and (b) a written undertaking by or on behalf of the Trustee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

     The undertaking required by (b), above, shall be an unlimited general obligation of the Trustee but need not be secured and may be accepted without reference to financial ability to make the repayment.

     Determinations and authorizations of payments under this Section shall be in the manner specified in Section 6.7.

     Section 6.9. Advancement of Legal Fees. Nothing contained in this
                  -------------------------
Declaration shall be construed to permit the advancement of legal expenses for the defense of a proceeding brought by the Trust or its shareholders against a Trustee or officer of the Trust unless an undertaking is furnished by or on behalf of such person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and such person complies with at least one of the following conditions: (1) he shall provide a security for his undertaking; (2) the Trust shall be insured against losses arising by reason of any lawful advances; or (3) a majority of a quorum of the Board of Trustees who are neither interested persons (as defined in the 1940 Act) nor parties to the proceeding, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification.

     Section 6.10. Validity of Indemnification Provision. A provision for the
                   -------------------------------------
Trust to indemnify a Trustee who is made a party to a proceeding, whether contained in this Declaration, the ByLaws, a resolution of the Shareholders or the Trustees, an agreement or otherwise, except as contemplated by Section 6.14, below, is not valid unless consistent with this Article or, to the extent that in indemnity under this Article is limited by the Declaration, consistent with the Declaration.

     Section 6.11. Reimbursement of Trustee's Expenses Incurred While Appearing
                   ------------------------------------------------------------
as Witness. This Article does not limit the Trust's power to pay or reimburse
----------
expenses incurred by a Trustee in connection with an appearance as a witness in a proceeding at a time when the Trustee has not been made a defendant or respondent in the proceeding.

     Section 6.12. Director's Service to Employee Benefit Plan. For purposes of
                   -------------------------------------------
this Article:

     (1) the Trust shall be deemed to have requested a Trustee to serve an employee benefit plan where the performance of the Trustee's duties to the Trust also imposes duties on, or otherwise involves services by the Trustee to the plan or participants or beneficiaries of the plan;

     (2) Excise taxes assessed on a Trustee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

     (3) Action taken or omitted by the Trustee with respect to an employee benefit plan in the performance of the Trustee's duties for a purpose reasonably believed by the Trustee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Trust.

     Section 6.13. Officer, Employee, or Agent. Unless otherwise limited by the
                   ---------------------------
Declaration, the Trust may, to the extent specifically approved by resolution of the Board of Trustees, indemnify or advance expenses to any officer or employee, to the same extent, as set forth in this Article 6 with respect to Trustees.

     Section 6.14. Insurance. The Trust may purchase and maintain insurance on
                   ---------
behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, is or was serving at the request of the Trust as a director, officer, partner, trustee, employee, or agent of a foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Trust would have the power to indemnify against liability under the provisions of this Article.

     Section 6.15. Report of Indemnification to Shareholders. Any
                   -----------------------------------------
indemnification of, or advance of expenses to a Trustee in accordance with this Article, if arising out of a proceeding by or in the right of the Trust, shall be reported in writing to the Shareholders with the notice of the next Shareholders' meeting or prior to the meeting.

     Section 6.16. Indemnification of Shareholders. In case any Shareholder or
                   -------------------------------
former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its' successor) shall be held harmless, out of the assets of the Trust, from and indemnified against all loss and expense, including legal expenses reasonably incurred, arising from such liability. The rights accruing to a Shareholder under this Section 6.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Section 6.17. Definitions. As used in this Article, "Trustee" includes any
                   -----------
former Trustee or any former director or trustee of a predecessor of the Trust; "officer" includes any former officer of the Trust or of any predecessor of the Trust; "Trust" includes any predecessor of the Trust; "expenses" includes, without limitation, legal expenses; "party" includes any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding; and "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative.


                                  ARTICLE VIII
                                  ------------

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.
                            ------------------------

     Section 7.1. Duration and Termination.
                  ------------------------

     (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated by the affirmative vote of at least two-thirds of the Shares outstanding or, when authorized by a majority vote of the Shareholders, by an instrument in writing signed by a majority of the Trustees. Upon the termination of the Trust,


          (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all of the remaining Trust Property; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business, provided that
                                                                 --------
               any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust property, that requires Shareholder approval shall receive the approval so required.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

     (b) After termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

     Section 7.2. Amendment Procedure.
                  -------------------

     (a) This Declaration may be amended from time to time by an instrument in writing signed by a majority of the Trustees when authorized by a majority vote the Shareholders, provided that any amendment having the purpose of
                            --------
     changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting, or supplementing any defective or inconsistent provision shall not require authorization by the Shareholders. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees, and agents of the Trust or to permit assessments upon Shareholders.

     (b) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted, or a copy of this Declaration as amended, executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     (c) Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by majority of the Trustees.

     Section 7.3. Merger, Consolidation and Sale of Assets. The Trust may merge
                  ----------------------------------------
or consolidate with any other corporation, association, trust or other organization or may sell, lease, or exchange all or substantially all of the Trust property, including its good will, upon such terms and conditions and for such consideration when and as authorized at any Shareholders' meeting called for the purpose by a majority vote of the Shareholders.

     Section 7.4. Incorporation. With the approval of a majority vote of the
                  -------------
Shareholders, the Trustees may organize or assist in organizing under the laws of any jurisdiction a corporation or corporations or any other trust, partnership, association, or other organization to take over all of the Trust property or to carry on any business in which the Trust shall directly or indirectly have any interest. The Trustees may sell, convey, and transfer the Trust Property to any such corporation, trust, partnership, association, or other organization in exchange for the shares or securities thereof, and enter into any contract with any such corporation, trust, partnership, association, or other organization. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations, or other organizations and selling, conveying or transferring less than all or substantially all of the Trust property to such organization or entities.

                                   ARTICLE IX
                                   ----------

                             REPORTS TO SHAREHOLDERS
                             -----------------------

     The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be accompanied by a report thereon of independent public accountants.


                                    ARTICLE X
                                    ---------

                                  MISCELLANEOUS
                                  -------------

     Section 9.1. Filing. This Declaration and any amendment hereto shall be
                  ------
filed with the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless any such amendment sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts. A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     Section 9.2. Governing Law. This Declaration is executed by the Trustees
                  -------------
and delivered in the Commonwealth of Massachusetts. The rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of the Commonwealth.

     Section 9.3 Counterparts. This Declaration may be simultaneously executed
                 ------------
in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section 9.4 Reliance by Third Parties. Any certificate executed by an
                 -------------------------
individual who, according to the records of the Trust, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any Bylaws adopted by or the identity of any officers elected by the Trustees or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     IN WITNESS WHEREOF, the undersigned have executed this instrument this 21st day of February, 1988.

                          /s/ Barry L. Shemin
                          ----------------------------
                                 Barry L. Shemin

                          /s/ Henry D. Shaw
                          -----------------------------
                                  Henry D. Shaw



COMMONWEALTH OF MASSACHUSETTS
SUFFOLK, SS.                                      BOSTON, MASSACHUSETTS

                                                  February 21, 1988


     Then personally appeared the above-named Barry L. Shemin and Henry D. Shaw, who severally acknowledged the foregoing instrument to be their free act and deed.



                                    Before me


                          /s/  Susanne Concannon
                          -----------------------------
                                  Notary Public
My commission expires:

12/17/93                                                           [SEAL]